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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) September 14, 1998

                               China Pacific, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

          0-26232                                     87-0429945
  (Commission File Number)                 (IRS Employer Identification No.)

Chengdu Iron and Steel Plant Office Building, Qingbaijiang District, Chengdu, Sichuan Province, China, Postcode 610303
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code       86-28-330-6590
                                                  ------------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

On September 14, 1998, Great China Industries Limited, a British Virgin Islands corporation, purchased 3,271,429 shares of the common stock, par value $0.001, of China Pacific, Inc. (the "Company") from C.P. Investment Limited, at a price of $0.276 per share, or $903,225. After the Company's recent 1 for 5 reverse stock split, which was effective September 28, 1998, this is equivalent to 654,286 post-reverse split shares of the Company's common stock. Great China Industries Limited, which was not previously a shareholder of the Company, owns 36.19% of the Company's outstanding common stock. The beneficial owner of Great China Industries Limited is Mr. Thomas Tong, who is the acting President, Chief Financial Officer, and a director of the Company, as well as a director of Chengdu Chengkang Iron and Steel Co., Limited, the Company's 60% owned joint venture subsidiary.

C.P. Investment Limited is a wholly owned subsidiary of China Pacific Investment Holdings, Ltd. China Pacific Holdings Ltd. is owned 51% by Kui Yin Investment Co., Ltd., a company controlled by a discretionary trust established for the benefit of the family of Clement Shui-Tong Mak, formerly the President, Chief Executive Officer, and Chairman of the Company. The remaining 49% interest in China Pacific Investment Holdings Ltd. is owned by Guangdong Construction (BVI) Co., Ltd., which is, in turn, wholly owned by the China Construction Bank-Guangdong Branch.

The purchase price for the Company's common stock is to be paid by Great China Industries Limited with HK$700,000 (equivalent to US$90,332.58) in cash, which was delivered to C.P. Investment Limited on the closing date of the transaction, September 21, 1998, with the remainder to be paid in a lump sum of HK$6,300,000 (equivalent to US$812,893.23) which is to be delivered one month after the closing date. The source of these funds is an unsecured loan to Great China Industries Limited from Chengdu Row International Limited, a British Virgin Islands corporation. The loan is a two-year term loan with interest of eight percent per annum, repayable at the maturity of the loan. Mr.
Tong has agreed to act as guarantor of the obligation of Great China Industries Limited to pay the purchase price for the Company's common stock.

ITEM 7.  EXHIBITS.

         Press release dated September 21, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   China Pacific, Inc.
                                              -----------------------------
                                                      (Registrant)

Date          October 6, 1998             By:      /s/ Thomas Tong
          -------------------------           -----------------------------
                                                 Thomas Tong
                                                 Acting President and Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX



Exhibit No.                                    Description
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
    99.A                                       Press Release